UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY

Tammy L. Schultz

I, Tammy L. Schultz, do hereby authorize James Bronsdon and/or Christopher Grinnell, individually, to sign as my agent on any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the Files Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such person.
IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Tammy L. Schutlz	Dated as of April 1, 2022
Tammy L. Schultz
President and Chief Executive Officer, Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of April 1, 2022
Filed on Form S-1
File Numbers:

333-255246
333-255248
333-255252
333-255257

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY

Fernand LeBlanc

I, Fernand LeBlanc, do hereby authorize James Bronsdon and/or Christopher Grinnell, individually, to sign as my agent on any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the Files Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such person.
IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Fernand LeBlanc	Dated as of April 1, 2022
Fernand LeBlanc
Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of April 1, 2022
Filed on Form S-1
File Numbers:

333-255246
333-255248
333-255252
333-255257

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY

Michael F. Anderson

I, Michael F. Andersen, do hereby authorize James Bronsdon and/or Christopher Grinnell, individually, to sign as my agent on any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the Files Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and does hereby ratify such signatures heretofore made by such person.
IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Michael F. Andersen	Dated as of April 1, 2022
Michael F. Anderson
Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of April 1, 2022
Filed on Form S-1
File Numbers:

333-255246
333-255248
333-255252
333-255257

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY

Lisa Young

I, Lisa Young, do hereby authorize James Bronsdon and/or Christopher Grinnell, individually, to sign as my agent on any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the Files Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such person.
IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Lisa Young	Dated as of April 1, 2022
Lisa Young
Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of April 1, 2022
Filed on Form S-1
File Numbers:

333-255246
333-255248
333-255252
333-255257

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY

Christopher J. Copeland

I, Christopher J. Copeland, do hereby authorize James Bronsdon and/or Christopher Grinnell, individually, to sign as my agent on any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the Files Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and does hereby ratify such signatures heretofore made by such person.
IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Christopher J. Copeland	Dated as of April 1, 2022
Christopher J. Copeland
Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of April 1, 2022
Filed on Form S-1
File Numbers:

333-255246
333-255248
333-255252
333-255257

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY

Brian J. Borakove

I, Brian J. Borakove, do hereby authorize James Bronsdon and/or Christopher Grinnell, individually, to sign as my agent on any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the Files Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and does hereby ratify such signatures heretofore made by such person.
IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Brian J. Borakove	Dated as of April 1, 2022
Brian J. Borakove
Treasurer

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of April 1, 2022
Filed on Form S-1
File Numbers:

333-255246
333-255248
333-255252
333-255257